                                                              EXHIBIT 10.19


                                 TERM NOTE

$5,500,000.00
March 29, 1996
                                                 Albany, New York

     FOR VALUE RECEIVED, FIRST ALBANY COMPANIES INC., a domestic corporation with its principal executive office and place of business located at 30 South Pearl Street, Albany, New York 12207 (the "Borrower") promises to pay to the order of ONBANK & TRUST CO., a domestic banking corporation with its principal executive office located at Syracuse, New York (the "Lender"), at 80 State Street, Albany, New York 12207, or such other place as the Lender may, from time to time, designate in writing, the principal sum of Five Million Five Hundred Thousand and no/100 ($5,500,000.00) Dollars together with interest on the principal balance from time to time unpaid hereon from the date hereof, at a fluctuating per annum interest rate (the "Note Rate") in the following manner:

     Interest only on the unpaid principal amount hereof, at the Note Rate, shall be due and payable on April 1, 1996. On the first day of each month thereafter, commencing May 1, 1996 and concluding April 1, 2000, the Borrower shall make payments of interest at the Note Rate together with payments of principal calculated in accordance with a four (4) year straight line amortization schedule. In addition, the entire unpaid principal balance hereof, together with accrued interest thereon and accrued late charges, if any, and all other sums due hereunder shall be finally due and payable on April 1, 2000.

     The Note Rate shall be equal, at all times, to the average yield to an investor for United States Treasury Securities adjusted to a constant maturity of ninety (90) days (the "Index") plus two and one-half (2.5%) percent. The Note Rate shall be initially established by reference to the most recent index published by the Federal Reserve Board prior to the closing and, thereafter, the Note Rate shall be adjusted on the first day of each calendar quarter (each such date being an "Adjustment Date") with reference to the most recent Index published by the Federal Reserve Board prior to each Adjustment Date.

     All payments hereunder shall be applied first to the payment of accrued late payments, if any, then to the payment of interest at the aforesaid rate on the principal amount remaining unpaid and the balance, if any, shall be applied in reduction to principal. Interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed and shall accrue from the date of advance of funds until receipt of payment by the Lender.

     This Note may be prepaid without penalty at any time.

     In the event that any payment required by this Note shall

become overdue for a period in excess of fifteen (15) days, a late charge of six (.06) cents for each One ($1.00) dollar so overdue may be charged by the holder hereof for the purpose of defraying the expense incident to handling such delinquent payment.

     The Borrower agrees that in the event of a happening of one or more of the following, each of which shall be an "Event of Default", and the expiration of fifteen (15) days from the date of Borrower's actual receipt of written notice of said Event(s) of Default, provided said Event(s) of Default are not cured or substantially remedied within said fifteen (15) days, (1) the breach of any of the covenants and agreements contained in this Note or in the GENERAL SECURITY AGREEMENT dated on even date herewith from the Borrower to the Lender (the "Agreement") which secures this Note;
(2) the occurrence of an event of default pursuant to the Agreement;(3) the dissolution of the Borrower; (4) any petition of bankruptcy being filed by or against the Borrower hereof and said petition, if involuntary, is not dismissed within six (6) months from the date of filing thereof; (5) the making by the Borrower of an assignment for the benefit of creditors then the whole of the principal sum or any part thereof, and of other sums of money secured by the Agreement, shall, forthwith or thereafter, at the option of the Lender become immediately due and payable without demand or notice.

     All of the covenants, agreements, terms and conditions of the Agreement are hereby incorporated herein with the same and effect as if set forth at length.

     The Borrower shall deliver to the Lender, so long as the indebtedness evidenced by this Note shall be outstanding, (1) within 120 days (120) of its fiscal year end, an audited financial statement (Form 10K) for Borrower prepared by Borrower's Certified Public Accountant; and (2) within forty-five (45) days of the end of each fiscal quarter an interim financial statement (Form 10Q).

     The Borrower shall maintain, at all times, a minimum net capital equal to three (3) times the minimum net capital as calculated and defined by the Securities and Exchange Commission's Uniform Net Capital Rule (Rule 15C 3-
1).

     The Borrower shall not grant any security interest in the Collateral (as that term is defined in the Agreement) without the prior written approval of the Lender, which approval may be withheld in the exercise of the Lender's sole discretion.

     The Borrower shall maintain, with respect to the Collateral (as that term is defined in the Agreement), a physical hazard insurance policy providing insurance coverage against loss or damage to the Collateral by fire and any of the risk covered by

                                     2
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


insurance of the type now known as "all risk coverage" in an amount not less than the principal balance of the loan evidenced by this Note. All such insurance maintained by the Borrower shall name the Lender as an additional insured, shall be non-cancelable and non-amendable without thirty (30) days written notice to the Lender, and shall be in the form and substance satisfactory to the Lender and its counsel. Duplicate originals or certified copies of each such policy of insurance shall be delivered to the Lender upon the execution of this Note and renewal certificates therefor shall be delivered to the Lender by the Borrower at least thirty
(30) days prior to the expiration date of each such policy. Coinsurance is not permitted.

     Notwithstanding anything to the contrary herein contained, to the extent that the total amount of interest received in any year exceeds the maximum rate permitted by law, then the amount so determined to be in excess shall be applied in reduction of principal of this Note.

     This Note may not be changed or terminated orally.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived. No waiver of any provision hereof shall be enforceable against the Lender unless in writing, signed by an officer of the Lender, and shall be limited solely to the one event specified therein.

     In the event this Note is placed with an attorney for collection, the Borrower shall pay all reasonable attorney fees and expenses incurred by the Lender in connection therewith.

     IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first above written.

                                FIRST ALBANY COMPANIES INC.


                                By: /s/ David Cunningham
                                   ------------------------
                                     David J. Cunningham
                                     Senior Vice President
                                     Chief Financial Officer
STATE OF NEW YORK   )
                         ) SS.:
COUNTY OF ALBANY    )

     On this 29th day of March, 1996, before me personally came David J. Cunningham, to me known, who being by me duly sworn, did depose and say that he is a Senior Vice President of FIRST ALBANY COMPANIES INC., the corporation described in, and which executed the above instrument, and that he signed his name thereto by order of the board of directors of said corporation as the act and deed of said corporation.

                                     Notary Public /s/ Patrick J. Mackrell

                        GENERAL SECURITY AGREEMENT



      In consideration of one or more loans, letters of credit or other financial accommodations made, issued or extended by ONBANK & TRUST CO., a domestic banking corporation with its principal executive office located in Syracuse, New York and a place of business at 80 State Street, Albany, New York 12207 (the "Bank") to the undersigned (the "Borrower") , the Borrower hereby agrees that the Bank shall have the rights, remedies and benefits hereinafter set forth.

      The term "Liabilities" shall mean and include any and all indebtedness, obligations and liabilities of any kind of the Borrower to the Bank or to others to the extent of their participations granted or interest therein created or acquired by them or for them by the Bank, now or hereafter existing, arising directly between the Borrower and the Bank or acquired outright, conditionally, or as collateral security from another by the Bank, absolute contingent, joint and/or several, secured or unsecured, due or not due, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including but not limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of the Borrower regardless of how or when incurred.

      The term "Collateral" shall mean and include all of the Borrower's furniture, trade fixtures, equipment, including, but not limited to, machinery, of every kind, nature and description, including but not limited to the computers and computer equipment, wherever located, and to the full extent of Borrower's interest therein, whether now owned or hereafter acquired including any substitutions, additions, and replacements thereof.

      The term "Securities Collateral" shall mean and include the securities described on Schedule "All attached hereto and made part hereof consisting of one (1) pages.

      In order to secure repayment of the Liabilities the Borrower hereby grants the Bank a security interest in the Collateral and Securities Collateral.

      At any time and from time to time, upon the request of the Bank, the Borrower will give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Bank to exercise and enforce its rights hereunder or with respect to such security interest, and, further, permit representatives of the Bank, at any time, upon reasonable notice to the Borrower, to inspect the Collateral.

     The right is expressly granted to the Bank, at its discretion, to file in those jurisdictions where the same is permitted one or more financing statements under the Uniform Commercial Code signed only by the Bank, naming the Borrower as debtor and the Bank as secured party, and indicating therein the types or describing the items of Collateral herein specified. Without the prior written consent of the Bank, the Borrower will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Bank is not named as sole secured party.

      The Borrower hereby acknowledges that the security interests) previously granted by the Borrower to The Hudson City Savings Institution ("Hudson City") have been or will be assigned by the Bank and specifically consents to the assignment of any and all financing statements filed by or on behalf of Hudson City to the Bank. The Borrower specifically consents that the security interest in the Collateral shall apply as security for the Liabilities.

     The Bank shall have the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted). In addition, with respect to the Collateral, or any part thereof, the Bank may, in the event of default, sell or cause the Collateral to be sold in the City of Albany, New York, or elsewhere, in one or more sales or parcels, at such price as the Bank may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at public or private sale, without demand or performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived) and the Bank or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, any such demand, notice or right and equity being hereby expressly waived and released. The Borrower will pay to the Bank all expenses incidental to the enforcement of any of the provisions hereof, including but not limited to attorney's fees, expenses incurred by the Bank in connection with repossession or any actual or attempted sale of any of the Collateral or receipt of the proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise, including expenses of insurance; and all such expenses shall be Liabilities within the terms of this agreement.

     No delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any

                                     2
 other power or right. No waiver shall be enforceable against the Bank unless in writing, signed by an officer of the Bank, and shall be limited solely to the one event specified therein. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Bank may otherwise have.

      No provision hereof shall be modified or limited except by a written instrument signed by an officer of the Bank, expressly referring hereto and to the provision so modified or limited. This agreement shall be binding upon the assigns or successors of the Borrower, and shall inure to the benefit of and be enforceable by the Bank, its successors, transferees and assigns; shall constitute a continuing agreement, applying to all future as well as existing transactions; and if all transactions between the Bank and the Borrower shall be at any time terminated, shall be equally applicable to any new transactions thereafter. Unless the context otherwise requires all terms used herein which are defined in the Uniform Commercial Code shall have the meaning therein stated.

      If this agreement shall be terminated or revoked by operation of law, the Borrower will indemnify and save the Bank harmless from any loss which may be suffered or incurred by the Bank in acting hereunder prior to the receipt by the Bank, its successors, transferees or assigns of notice of such termination or revocation. In the event that any part of this agreement is determined by any court of competent jurisdiction to be unenforceable, the balance of this agreement shall remain in full force and effect unless the Bank gives the Borrower written notice by registered mail, return receipt requested, of its intention to terminate this agreement, in which event all of the obligations of the Borrower to the Bank shall immediately become due and payable.

      The Borrower warrants and represents that all Collateral in which a security interest is or will be granted to the Bank is and will at all times be valid and subsisting, free and clear of all liens and encumbrances, except the one created hereunder; is and will be without defenses, offsets and counterclaims; that the Borrower will defend the title and security interest at its own cost and expense; will furnish the Bank with such financial statements as the Bank may reasonably request; will keep the collateral in good condition and repair; will not assign or otherwise dispose of the Collateral; will furnish the Bank from time to time, upon the request of the Bank, a list of the Collateral specifying the cost, acquisition date, and location of each item; will keep the Collateral fully insured against all risk and procure an extended coverage rider and a rider providing that in the event of a loss, the proceeds then shall be payable to the Bank, and said insurance policy or policies shall not be cancelable unless on thirty (30) days written notice to the Bank;

                                     3
that all representations are continuing in nature; that the Borrower is authorized to execute this agreement; that the Borrower is in good standing in the state of its incorporation, is authorized and licensed to do business in every state where it does business, that the execution of this agreement does not violate its certificate of incorporation, its by-laws or any other agreement.

      This agreement has been executed in the State of New York and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of State of New York. As part of the consideration for the Bank making any loans hereunder, the Borrower hereby agrees that all actions or proceedings arising directly or indirectly from or touching upon this agreement shall be litigated only in courts having a situs within of the State of New York, and the Borrower hereby consents to the jurisdiction of any local, state or federal court located within the State of New York.

      Notwithstanding any term, provision or covenant to the contrary contained herein, upon receipt of evidence, satisfactory to the Bank and its counsel, that the security interest granted herein has been duly perfected as a first security interest and lien in the Collateral in all jurisdictions in which the Collateral is located, the Bank shall terminate and release its security interest in the Securities Collateral.

      This agreement shall be a continuing agreement and shall apply to all future as well as existing transactions.

 Dated:   March 29, 1996 Albany, New York

                               FIRST ALBANY COMPANIES INC.


                               By:  /s/ David J. Cunningham
                                    -----------------------
                                     David J. Cunningham
                                     Senior Vice President
                                     Chief Financial Officer


 AGREED TO THIS 29th DAY OF
 MARCH, 1996,

 ONBANK & TRUST CO.

 By:   ____________________
       Robert G. Burke
       Vice President
                                     4

                         ESCROW AGREEMENT

    AGREEMENT made this 29 day of March, 1996 by and between FIRST ALBANY

COMPANIES INC., a domestic corporation with its principal executive office and on office for the transaction of business located at 30 South Pearl

Street, Albany, New York 12207 (the "Assignor"), ONBANK & TRUST CO., a

domestic banking corporation with its principal executive office located in

Syracuse, New York and an office for transaction of business located at 80

State Street, Albany, New York (the "Assignee"), and FIRST ALBANY

CORPORATION, a domestic corporation with its principal executive office and an office for the transaction of business located at 30 South Pearl Street,

Albany, New York 12207 (the "Escrow Agent").



                            W I T N E S S E T H



    WHEREAS, the Assignor is indebted to the Assignee in the amount of Five

Million Five Hundred Thousand and 00/100 ($S,500,000.00) Dollars as

evidenced by the TERM NOTE (the "Note") given by the Assignor to the

Assignee, for valuable consideration, on even date herewith (the "Loan");

and

    WHEREAS, in order to induce the Assignee to make one or more loans to the Assignee, the Assignor has executed and delivered a GENERAL SECURITY

AGREEMENT, dated on even date herewith (the "Agreement"), whereby the

Assignor has granted a security interest in certain property of the

Assignor as identified and described therein.

     NOW, the parties hereto, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows that:

      1.   The parties have delivered to Escrow Agent an executed duplicate original of the Agreement, in which the Assignor has pledged and granted to the Assignee a security interest in, inter alia, the securities held by

 Assignor in First Albany Corporation account number 3301-1020, consisting of the securities described on Schedule "A" attached hereto and made part hereof (the "Securities Collateral"), as security for a loan from the

 Assignee to the Assignor.  The parties acknowledge that the Collateral has been assigned and pledged to the Assignee by the Assignor, that the

 Assignee has a security interest therein and that the Collateral is being held by the Escrow Agent.

      2.   Subject to Section 3 hereof the Escrow Agent shall not be

 authorized to sell the securities constituting the Securities Collateral or to buy new securities without prior written consent of the Assignor and the Assignee.  The Escrow Agent has no liability to either the Assignor or the Assignee with respect to fluctuations in the value of the securities constituting the Securities Collateral, or to maintain any minimum value of the securities constituting the Securities Collateral.

      3.   Unless restrained by court order or stayed by operation of bankruptcy law, upon receipt of written notice from the Assignee that an event of default (as defined in the Agreement or in the Note) has occurred, the Escrow Agent will immediately

                                     2
 transfer all Securities Collateral to the Assignee in cash or in kind

 (less customary brokerage liquidation expenses, if any) irrespective of direction subsequent to the date hereof from the Assignor or its representatives to the contrary.

      4.   The Assignor has heretofore delivered to the Escrow Agent all necessary documents of transfer or stock powers and authorizations to transfer the Securities Collateral to the Assignee at any future time, and the Escrow Agent will not require any other written documentation or release from the Assignee other than the written notice referred to in paragraph 2 above, and a simple receipt from the Assignee for Securities

 Collateral following, or simultaneously with, tender of possession, in order to transfer the Securities Collateral to the Assignee.  The Escrow

 Agent waives any right of set-off it may have against the Securities

 Collateral senior to that of the Assignee.

      5.   Until receipt of written notice from the Assignee, all income generated from the Securities Collateral will be reported pursuant to the tax identification number for the Assignor.  All dividends and interest received by the Escrow Agent on the Securities Collateral will be held by the Escrow Agent as part of the Securities Collateral.

      6.   The Assignor and the Escrow Agent hereby represent and warrant that the Securities Collateral is not subject to any claim pledge,

 assignment or other encumbrance except as set forth in this Agreement.

                                     3

     7.    The  Escrow  Agent agrees to make appropriate notations  on  its

records  (including  computer  software)  to  clearly  indicate  that   the

Securities  Collateral has been assigned and pledged to the  Assignee,  and the  Assignee has a first security interest in and lien on said  Securities

Collateral   which  has  been  perfected  by  delivery  of  the  Securities

Collateral  to the Escrow Agent.  Said Securities Collateral  will  not  be commingled  with  any  'other  account of the Assignor,  but  shall  remain segregated subject to the terms of and conditions of the Agreement.

     8.   The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein.

     9.   The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certification, statement,

instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a writing delivered to the Escrow Agent signed by all other parties hereto and, if the duties or rights of the Escrow Agent are affected,

unless it shall give its prior written consent thereto.

     10.  The Escrow Agent shall be indemnified and held harmless

                                     4
by the Assignor from and against any and all expenses (including reasonable counsel fees and disbursements and including any liability for taxes and for penalties in respect of taxes, or investment income on the Securities

Collateral), or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder,

the Securities Collateral or other property held by it hereunder or any income earned from investment of such Securities Collateral, unless it shall have been judicially determined that such claim or demand arises out of gross negligence of the Escrow Agent.  For the purposes hereof, the term

"expense" or "loss" shall include all amounts paid or payable to satisfy any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses,

disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

     ii.  It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the

Securities Collateral and earnings thereon, the Escrow Agent is authorized and directed, subject to the provisions contained herein, to retain in its possession, without liability to anyone, all or any part of said Securities

Collateral and payments, thereon until such dispute shall have been settled either by mutual agreement by the parties concerned

or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

     12.  The Escrow Agent may resign at any time by giving fifteen (15)

days written notice to the other parties hereto in which case the

Securities Collateral shall be delivered to the Assignee.- with all necessary documents of transfer, or stock powers and authorizations to effect transfer of the Securities Collateral to the Assignee as collateral for the Loan.

     13.  Notwithstanding anything to the contrary contained herein, the

Escrow Agent shall disburse and/or release the Securities Collateral or any portion thereof, pursuant to the terms of any joint written order signed by duly authorized officer of the Assignor and a duly authorized officer of the

Assignee.

     14.  This agreement shall terminate automatically on the first to occur of (i) the disposition of the Securities Collateral and all earnings thereon in accordance with this Agreement or (ii) the payment of the Loan.

This Agreement may also be terminated by written notice to the Escrow Agent duly executed by the Assignor and the Assignee that this Agreement has been terminated.  Unless written notice is received by the Escrow Agent that an event of default has occurred, in the event of termination all Securities

Collateral, including all earnings

thereon, shall be disbursed to the Assignor.

     15.  This Agreement may be executed in several counterparts, each of which shall be considered a legal original for all purposes.  Any fully signed counterpart may be introduced into evidence in any action or proceeding without having to produce the others.

     16.  Any notices required or permitted to be given hereunder shall be:

(i) given by registered or certified mail, postage prepaid, return receipt requested, or (ii) personally delivered or (iii) forwarded by overnight courier service (iv) or by facsimile, transmission confirmed, in each instance addressed to the addresses set forth below or facsimile numbers

(or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder);



IF TO THE ASSIGNOR:

     First Albany Companies Inc.
     30 South Pearl Street
     Albany, New
     Attn:  David J. Cunningham
     Facsimile: (518) 447-8068

IF TO THE ASSIGNEE:

     OnBank & Trust Co.
     80 State Street
     Albany, New York 12207
     Attn:  Commercial Credit Department
     Facsimile: (518) 432-5518


IF TO THE ESCROW AGENT:

     First Albany Corporation
     30 South Pearl Street
     Albany, New York 12207
     Attn:  Michael R. Lindburg, Esq.
     Facsimile: (518) 447-8068.

All notices shall be in writing and shall be deemed given upon actual delivery.



IN WITNESS WHEREOF, the undersigned parties hereto have signed this Agreement as of the 29th day of March, 1996.

FIRST ALBANY COMPANIES INC.



BY:________________________________
     David J. Cunningham
     Senior Vice President
     Chief Financial Officer



FIRST ALBANY CORPORATION



BY:________________________________
     David J. Cunningham
     Senior Vice President
     Chief Financial Officer



ONBANK & TRUST CO.



BY:________________________________
     Robert G. Burke
     Vice President


                          PARTICIPATION AGREEMENT

THIS  AGREEMENT made the 29 day of March, 1996, between OnBank & Trust Co.,

a  New York banking corporation, located and having its principal place  of business  at 80 State Street, Albany, New York 12201, hereinafter  referred to as "OnBank", and The Hudson City Savings Institution, a New York banking corporation,  located and having its principal place  of  business  at  One

Hudson  City  Centre, Hudson, New York 12534, hereinafter  referred  to  as

"Hudson",

     WHEREAS, the above parties desire to participate in the funding  of  a loan  to  First  Albany Companies Inc. in the proportions  hereinafter  set forth  which  loan  shall be evidenced by a certain note in  the  principal

amount   of   Five  Million  Five  Hundred  Thousand  and  00/100   Dollars

($5,500,000.00),  a  copy  of  which  is  attached  hereto  as  Exhibit  A,

hereinafter referred to as the "Note", running from First Albany  Companies

Inc.  to OnBank, and which Note shall be secured by a security interest  in all  furniture, fixtures, machinery and equipment of First Albany Companies

Inc.,  as evidenced by a general Security Agreement ("Agreement") , a  copy of  which is attached hereto as Exhibit B, now owned or hereafter acquired,

and wheresoever located, including all proceeds therefrom, and

     WHEREAS,  said  Lenders are authorized by law and by  their  governing

 Boards to grant this loan,

     NOW, THEREFORE, in consideration of One Dollar ($1.00) lawful money of the  United States, each to the other in hand paid, receipt and sufficiency whereof  is  hereby  acknowledged, and the covenants and agreements  herein

contained,        the        parties        hereto        do         hereby

mutually covenant and agree as follows:

     1.    The  principal amount of the Note to be granted to First  Albany

Companies  Inc. shall be in the sum of $5,500,000.00 and the  participation of each of the parties hereto shall be as follows:


     OnBank                                       50% or $2,750,000.00
     The Hudson City Savings Institution          50% or $2,750,000.00

                         TOTAL                   100% or $5,500,000.00

The  parties  hereto each agree to make these funds available at  the  loan closing,  provided,  however, that the attorneys for each  of  the  parties shall  be fully satisfied that First Albany Companies Inc. is in compliance with  all  of  the  terms  and conditions of the  commitment  letters,  has executed  and/or delivered all documents required in connection  with  this loan, and is not otherwise in default.  The investment made by each of said parties  hereto  shall not be junior or subordinate one to the  other,  but shall be equal and coordinate in lien.

     2. The ownership rights of Hudson as set forth herein shall not in any way be affected by any rights of any secured or unsecured creditor of

OnBank, including any trustee in bankruptcy, nor shall same in any manner be considered an asset of OnBank.

     3.    The Note and Security Agreement shall run to and be taken in the name  of  OnBank and the parties hereto are to participate as aforesaid  in the proportion of such original principal amount or any reduced amount from time to time outstanding.  It is agreed by the

parties  hereto  that  this  loan shall be serviced  by  OnBank  without  a servicing fee.  In this regard, OnBank will handle all collections and will keep  all  records thereof in its normal course of business, which records,

among   other   things,  shall  reflect  the  interest   of   the   parties

hereto  in  the Note in the manner satisfactory to the examining authority.

Such records shall be accessible for inspection by Hudson at all reasonable times  during business hours.  In the event it is necessary for  OnBank  to incur  any out-of-pocket expenses during the course of servicing the  loan,

OnBank  shall  consult with Hudson prior to incurring such  expenses,  such expenses  shall  be borne equally by the parties and Hudson  shall  pay  to

OnBank its proportionate share of such out-of-pocket expenses upon request.

      4.    In  the event of any default under the terms and conditions  of the said Note or Security Agreement, OnBank will immediately notify Hudson of  such default and, after consultation with Hudson, all appropriate  and commercially  reasonable  steps will be taken to immediately  remedy  such default;  if such default is not cured, appropriate proceedings  shall  be instituted  by  OnBank for the benefit of both parties hereto  to  include collecting the amount due and/or exercising the rights granted  under  the

 Security Agreement; in the event of repossession of the collateral pledged by  First Albany Companies Inc., OnBank agrees to take possession  of  the collateral in its name and to hold the same in trust in proportion to  the respective  unpaid balances of OnBank's and Hudson's shares of  the  loan.

 OnBank  agrees  to consult with Hudson regarding collection,  safeguarding and  disposition of the collateral and to act in a commercially reasonable

 manner  in  this  regard.   Any monies received from  disposition  of  the

 collateral  (after deduction of necessary expenses incurred in  connection with the collection, safeguarding and disposition of the collateral) shall be paid to OnBank and Hudson in equal shares.  No distribution of monies

shall be made to one of the parties, without the other party also receiving the same amount, to be paid at the same time.

     5.    If requested, each of the parties hereto shall receive certified true  copies  of  the  Note and Security Agreement, as well  as  applicable certificates  of insurance and also copies of all other documents  executed by  First  Albany  Companies Inc. and/or any of its  subsidiaries,  agents,

attorneys or other representatives in connection with the loan.

     6.    OnBank  shall  maintain  possession of  the  original  Note  and

Security   Agreement   and  all  other  original  instruments,   documents,

agreements  and policies of fire and other hazard insurance  in  connection with this loan, as a trustee for the parties pursuant to this Agreement.

     7.    OnBank agrees to use its best efforts to collect all sums due in accordance  with  the  terms  of  the Note,  Security  Agreement,  and  all agreements supplemental thereto, to act in a commercially reasonable manner and  to  receive  same  for the pro rata benefit  of  the  parties  hereto,

including any and all interest or other payments on account of income,  and any and all amortization or other payments on account of principal, and any other  funds paid to it in connection with the Note and Security Agreement,

and to promptly remit to Hudson its proportionate share.

     8.    OnBank  shall  consult  with  Hudson  regarding  all  management decisions  and shall not take any action in this regard (except for  normal loan servicing) without first consulting Hudson, and shall not, without the prior  written  consent of Hudson, make or consent to any  modification  or alteration of the terms of the Note, Security Agreement


or   any  other  loan  documents,  or  make  or  consent  to  any  release,

substitution or exchange of the collateral.

     9.    The  parties acknowledge that the current indebtedness owing  by

First  Albany Companies Inc. to Hudson shall be paid in full  out  -of  the proceeds  of this new loan.  If requested by OnBank, and after  payment  in full  by  First Albany Companies Inc. to Hudson of all amounts due  on  the current  outstanding  obligation of First  Albany  Companies  Inc.,  Hudson agrees  to  assign  to  OnBank, for the purposes of this  loan,  all  UCC-1 filings  made pursuant to the provisions of 1 previous Security  Agreements given  to  Hudson by First Albany Companies Inc. and also by  First  Albany

Corporation.  Such assignments will not effect Hudson's rights pursuant  to this Participation Agreement.

    10.    No  party  hereto  makes any warranty of any  kind,  express  or implied, with respect to the Note and no party shall be liable to the other for  any  loss  not due to its own negligence.  Specifically,  and  without limiting  the  above,  Hudson makes no warranties or  representations  with respect to the validity of any UCC-1 statements previously filed by  Hudson which  are  to  be  assigned to OnBank, and neither party  shall  have  any liability  to the other with respect to any claim that such documents  were not  properly  filed and/or that Hudson does not have a perfected  security interest  in  the collateral previously pledged to Hudson by  First  Albany

Companies  Inc.  and/or  First  Albany  Corporation  pursuant  to  previous

Security Agreements.

    ii.     OnBank  shall  forward  to  Hudson  copies  of  any   and   all

correspondence,  demands, notices or other pertinent information  regarding the condition of the loan and shall provide Hudson with

    monthly status reports regarding the payment history of the loan. 12.

This Agreement, the Note and Security Agreement, or any part thereof or interest therein, shall not be assigned, sold, or in any manner pledged as collateral by either party without the express written consent of the other party.

                                                                   the  13.
    This Agreement contains the entire- agreement between

parties and the same cannot be modified or changed, except by an instrument

in  writing executed on behalf of the parties hereto in like manner.   This

Agreement effects only the rights of the parties hereto and no rights shall arise  herefrom  for the benefit of any other party.  No  other  person  or entity, other than the parties hereto shall be entitled to rely upon any of the terms hereof.

    14.    Any  notices or demands required by this Agreement shall  be  in writing  and delivered personally or mailed to the party entitled  to  such notice or demand at the address set forth above, opposite its name,  or  at

such  other  address as any party may notify the others in  writing.   Such

notices shall be directed as follows:



     ONBANK                   HUDSON
OnBank & Trust Co.            The Hudson City Savings Institution
80 State Street               One Hudson City Centre
P.O. Box 1191                 P.O. Box 76
Albany, NY 12201-1191         Hudson, New York 12534

Att: Mr. Robert G. Burke,     Att: Mr. Sidney D. Richter,
   Vice-President                Senior Vice President




           IN WITNESS WHEREOF, the parties hereto have caused this


Agreement to be executed by their duly authorized officers the day and year first above written.
     ONBANK & TRUST CO.        THE HUDSON CITY SAVINGS INSTITUTION


By:___________________________ By:_____________________________________
  ROBERT G. BURKE,               WILLIAM J. MAY
  Vice President                 Commercial Loan Officer






STATE OF NEW YORK   :
                     Ss.:
COUNTY OF ALBANY    :

     On this 29th day of March, 1996, before me personally came WILLIAM J. MAY, to me known, who, being by me duly sworn, did depose and say that he resides in Saratoga, New York; that he is a Commercial Loan Officer at The Hudson City Savings Institution, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Trustees of said corporation.


                                        ________________________
                                             Notary Public




STATE OF NEW YORK   :
                     Ss.:
COUNTY OF ALBANY    :

     On this 29th day of March, 1996, before me personally came ROBERT G. BURKE, to me known, who, being by me duly sworn, did depose and say that is the Vice President of OnBank & Trust Co., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                        ________________________
                                             Notary Public